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Exhibit 99.2

CONSENT UNDER CREDIT AGREEMENT

        CONSENT UNDER CREDIT AGREEMENT (this "Consent"), dated as of April 8, 2005, among PRIMEDIA INC., a Delaware corporation (the "Borrower"), the undersigned lending institutions party to the Credit Agreement referred to below (each a "Consenting Lender" and, collectively, the "Consenting Lenders"), BANK OF AMERICA, N.A. as Syndication Agent (in such capacity, the "Syndication Agent"), CITICORP NORTH AMERICA, INC., as Co-Syndication Agent (the "Co-Syndication Agent"), and JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as therein defined.

W I T N E S S E T H:

        WHEREAS, the Borrower, the Lenders, the Syndication Agent, the Co-Syndication Agent, the Co-Documentation Agents and the Administrative Agent have entered into a Credit Agreement, dated as of May 14, 2004 (as amended, modified or supplemented through, but not including, the date hereof the "Credit Agreement");

        WHEREAS, the Borrower has requested consents in respect of the Consented Transactions (as defined below) from the lenders under its Credit Agreement, dated as of June 20, 2001, with JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent (the "Other Consent"); and

        WHEREAS, the parties hereto wish to provide their consents under the Credit Agreement on the terms and conditions set forth herein with respect to the Consented Transactions (as defined below);

        NOW, THEREFORE, it is agreed;

A.
Consent Under the Credit Agreement

        Notwithstanding anything to the contrary contained in the Credit Agreement, the Consenting Lenders hereby agree that, after the Consent Effective Date (as defined below), but prior to May 31, 2005:

  (i)
  the Borrower may redeem or repurchase shares of its $10.00 Series D Exchangeable Preferred Stock up to an aggregate purchase or redemption price equal to $168,000,000 of the liquidation preference thereof plus accrued but unpaid dividends thereon and any applicable premium with respect thereto (such redemption or repurchase, the "Series D Preferred Repurchase"); and

  (ii)
  the Borrower may redeem or repurchase shares of its $9.20 Series F Exchangeable Preferred Stock up to an aggregate purchase or redemption price equal to $96,000,000 of the liquidation preference thereof plus accrued but unpaid dividends thereon and any applicable premium with respect thereto (such redemption or repurchase, the "Series F Preferred Repurchase" and, together with the Series D Preferred Repurchase, the "Consented Transactions" and each, a "Consented Transaction").

The Lenders hereby waive any Default or Event of Default arising solely from the Consented Transactions consummated in accordance with the terms hereof.

B.
Miscellaneous Provisions

        1.     In order to induce the Consenting Lenders to enter into this Consent, the Borrower hereby represents and warrants to each of the Lenders that (i) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Consent Effective Date, both before and after giving effect to this Consent (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), and (ii) there exists no Default or Event of Default on the Consent Effective Date, both before and after giving effect to this Consent.

        2.     This Consent is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

        3.     This Consent may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

        4.     THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

        5.     This Consent shall become effective on the date (the "Consent Effective Date") when (i) the Borrower and Consenting Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office, (ii) the Other Consent has become effective in accordance with its terms and (iii) the Borrower shall have paid to the Administrative Agent for distribution to each Consenting Lender which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by no later than 3:00 p.m. New York time on April 8, 2005, a non-refundable cash fee (the "Consent Fee") in an amount equal to 0.05% of the aggregate principal amount of the outstanding Loans of such Consenting Lender on the Consent Effective Date.

        6.     From and after the Consent Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

*    *    *

IN WITNESS WHEREOF, the undersigned have caused this Consent to be duly executed and delivered as of the date first above written.

PRIMEDIA INC.
By:	/s/ MATTHEW A. FLYNN
Title: SVP, CFO, Treasurer

[Signature Page to the Consent to the 2004 Credit Agreement]

JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), Individually and as Administrative Agent
By:	/s/ JOAN M. FITZGIBBON
Title: Managing Director

~ OYLMPIC CLOI
By:	/s/ JOHN M. CASPARIAN
Title: Chief Operating Officer Centre Pacific Manager

SIERRA CLOI
By:	/s/ JOHN M. CASPARIAN
Title: Chief Operating Officer Centre Pacific Manager

C-SQUARED CDO LTD.
By:	TCW Advisors, Inc., as its Portfolio Manager
By:	/s/ JOHNATHAN R. INSULL Title: Managing Director

CELEBRITY CLO LIMITED
By:	TCW Advisors, Inc., As Agent
By:	/s/ MATTHEW A. MILLER Title: Chief Operating Officer Centre Pacific Manager
By:	/s/ JOHN R. INSULL Title: Managing Director

LOAN FUNDING I LLC, a wholly owned subsidiary of Citinank, N.A.
By:	TCW Advisors, Inc., as portfolio manager of Loan Funding I LLC
By:	/s/ MATTHEW A. MILLER Title: Chief Operating Officer Centre Pacific Manager
By:	/s/ JOHN R. INSULL Title: Managing Director

TCW SELECT LOAN FUND, LIMITED
By:	TCW Advisors, Inc., as its Collateral Manager
By:	/s/ MATTHEW A. MILLER Title: Chief Operating Officer Centre Pacific Manager
By:	/s/ JOHN R. INSULL Title: Managing Director

FIRST 2004-I CLO, LTD.
By:	TCW Advisors, Inc., as its Collateral Manager
By:	/s/ MATTHEW A. MILLER Title: Chief Operating Officer Centre Pacific Manager
By:	/s/ JOHN R. INSULL Title: Managing Director

FIRST 2004-II CLO, LTD.
By:	TCW Advisors, Inc., as Collateral Manager
By:	/s/ MATTHEW A. MILLER Title: Chief Operating Officer Centre Pacific Manager
By:	/s/ JOHN R. INSULL Title: Managing Director

JEFFERSON—PILOT INSURANCE COMPANY
By:	TCW Advisors, Inc., as its Investment Advisor
By:	/s/ MATTHEW A. MILLER Title: Chief Operating Officer Centre Pacific Manager
By:	/s/ JOHN R. INSULL Title: Managing Director

VELOCITY CLO, LTD. By: TCW Advisors, Inc., as Collateral Manager
By:	/s/ MATTHEW A. MILLER Title: Chief Operating Officer Centre Pacific Manager
By:	/s/ JOHN R. INSULL Title: Managing Director

GALLATIN FUNDING LTD.
By:	Bear Sterns Asset Management Inc. as its Collateral Manager
By:	/s/ NEIL D. ROSENBERG Title: Managing Director

GRAYSTON CLO 2001-01 LTD.
By:	Bear Sterns Asset Management Inc. as its Collateral Manager
By:	/s/ NEIL D. ROSENBERG Title: Managing Director

GRAYSTON CLO II 2004-01 LTD.
By:	Bear Sterns Asset Management Inc. as its Collateral Manager
By:	/s/ NEIL D. ROSENBERG Title: Managing Director

FLAGSHIP CLO 2001-1 By: Flagship Capital Management, Inc.
By:	/s/ ERIC S. MAYER Title: Director

FLAGSHIP CLO II By: Flagship Capital Management, Inc.
By:	/s/ ERIC S. MAYER Title: Director

WINDSOR LOAN FUNDING, LIMITED
By:	Stanfield Capital Partners LLC as its Investment Manager
By:	/s/ CHRISTOPHER E. JANSON Title: Managing Partner

CLYDESDALE CLO 2004, LTD.
By:	Nomura Corporate Research and Asset Management Inc. as Investment Manager
By:	/s/ ELIZABETH MACLEAN Title: Director

NORMURA BOND & LOAN FUND
By:	UFJ Trust Bank Limited as Trustee
By:	Normura Corporate Research and Asset Management Inc. Attorney in Fact
By:	/s/ ELIZABETH MACLEAN Title: Director

GOLDENTREE LOAN OPPORTUNITIES I, LIMITED
By:	GoldenTree Asset Management, LP
By:	/s/ FREDERICK S. HADDAD Title: Portfolio Manager

TORONTO DOMINION (NEW YORK), LLC
By:	/s/ MASOOD FIKREE Title: Authorized Signatory

GOLDENTREE LOAN OPPORTUNITIES II, LIMITED
By:	GoldenTree Asset Management, LP
By:	/s/ FREDERICK S. HADDAD Title: Portfolio Manager

MONUMENT PARK CDO LTD.
By:	Blackstone Debt Advisors L.P. as Collateral Manager
By:	/s/ DEAN T. CRIASRES
Title: Managing Director

SAKATY ADVISORS, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender
By:	/s/ TIMOTHY BARNS
Title: Senior Vice President

SAKATY ADVISORS, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender
By:	/s/ TIMOTHY BARNS
Title: Senior Vice President

ROSEMONT CLO, LTD.
By:	Deerfield Capital Management LLC as its Collateral Manger
By:	/s/ MARK E. WITTNEBEL
Title: Senior Vice President

BRYN MAWR CLO, LTD.
By:	Deerfield Capital Management LLC as its Collateral Manager
By:	/s/ MARK E. WITTNEBEL
Title: Senior Vice President

FOREST CREEK
By:	Deerfield Capital Management LLC as its Collateral Manager
By:	/s/ MARK E. WITTNEBEL
Title: Senior Vice President

MARKET SQUARE CLO, LTD.
By:	Deerfield Capital Management LLC as its Collateral Manager
By:	/s/ MARK E. WITTNEBEL Title: Senior Vice President

ACCESS INSTITUTIONAL LOAN FUND
By:	Deerfield Capital Management LLC as its Portfolio Manager
By:	/s/ MARK E. WITTNEBEL Title: Senior Vice President

HARBOUR TOWN FUNDING LLC
By:	/s/ MEREDITH J. KOSLICK Title: Assistant Vice President

MUIRFIELD TRADING LLC
By:	/s/ MEREDITH J. KOSLICK Title: Assistant Vice President

SAWGRASS TRADING LLC
By:	/s/ MEREDITH J. KOSLICK Title: Assistant Vice President

APEX (TRIMARAN) CDO I, LTD.
By:	Trimaran Advisors, L.L.C.
By:	/s/ DAVID M. MILLISON Title: Managing Director

GALAXY III CLO LTD
By:	AIG Global Investment Group as Collateral Manager
By:	/s/ W. JEFFREY BAXTER Title: Vice President

GALAXY CLO 2003-1 LTD
By:	AIG Global Investment Group as Collateral Manager
By:	/s/ W. JEFFREY BAXTER Title: Vice President

GALAXY CLO 1999-1 LTD By: AIG Global Investment Group as Collateral Manager
By:	/s/ W. JEFFREY BAXTER Title: Vice President

SUNAMERICA SENIOR FLOATING RATE FUND, INC. By: AIG Global Investment Corp. Investment Sub-Advisor
By:	/s/ W. JEFFREY BAXTER Title: Vice President

NORTHWOOD CAPITAL IV, LIMITED By: Angelo, Gordon, & Co., L.P., as Collateral Manager
By:	/s/ JOHN W. FRASER Title: Managing Director

ATRIUM CDO
By:	/s/ LINDA R. KARN Title: Authorized Signatory

ATRIUM III
By:	/s/ LINDA R. KARN Title: Authorized Signatory

CSAM FUNDING I
By:	/s/ LINDA R. KARN Title: Authorized Signatory

CSAM FUNDING IV
By:	/s/ LINDA R. KARN Title: Authorized Signatory

CREDIT SUISSE ASSET MANAGEMENT SYNDICATED LOAN FUND
By:	/s/ LINDA R. KARN Title: Authorized Signatory

FIRST DOMINION FUNDING I
By:	/s/ LINDA R. KARN Title: Authorized Signatory

FIRST DOMINION FUNDING II
By:	/s/ LINDA R. KARN Title: Authorized Signatory

FIRST DOMINION FUNDING III
By:	/s/ LINDA R. KARN Title: Authorized Signatory

CLYDESDALE CLO 2003 LTD
By:	Nomura Corporate Research and Asset Management Inc. as Collateral Manager
By:	/s/ ELIZABETH MACLEAN Title: Director

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CONSENT UNDER CREDIT AGREEMENT
W I T N E S S E T H